Exhibit 99.1

TEUCRIUM TRADING, LLC—INDEX TO ANNUAL FINANCIAL STATEMENTS

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 Report of Independent Registered Public Accounting Firm

To the Members of

Teucrium Trading, LLC

We have audited the accompanying consolidated statements of financial condition of Teucrium Trading, LLC and Subsidiary (collectively, the “Company”) as of December 31, 2012 and 2011, and the related statements of operations, changes in members’ equity and cash flows for each of the years in the three-year period ended December 31, 2012. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Teucrium Trading, LLC and Subsidiary as of December 31, 2012 and 2011, and the results of their operations, changes in their members’ equity and their cash flows for each of the years in the three-year period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

/s/ Rothstein Kass

Walnut Creek, California

April 2, 2013

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Teucrium Trading, LLC and Subsidiary

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

Assets	December 31, 2012	December 31, 2011

Cash and cash equivalents	$52,947,599	$81,244,543
Commodity futures contracts	133,384	2,125,714
Collateral, due from broker	7,004,263	8,747,339
Interest receivable	2,596	2,609
Other assets	365,168	531,953
Total assets	$60,453,010	$92,652,158

LIABILITIES AND MEMBERS' EQUITY

Liabilities
Accrued expenses	$627,622	$987,848
Payable for shares redeemed	—	4,147,011
Short-term debt	400,000	—
Commodity futures contracts	3,075,587	3,758,460
Interest payable	28,932	—
Other liabilities	56,695	—
Total liabilities	4,188,836	8,893,319

Members’ equity subject to conversion or redemption rights	2,600,000	3,000,000

Members' equity
Teucrium Trading, LLC members' deficit	(3,232,822)	(3,064,029)
Noncontrolling interests	56,896,996	83,822,868
Total members' equity	53,664,174	80,758,839

	$60,453,010	$92,652,158
Total liabilities and members’ equity

The accompanying notes are an integral part of these financial statements.

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Teucrium Trading, LLC and Subsidiary

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2010
Income
Realized and unrealized gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on commodity futures contracts	$9,926,700	$6,883,031	$3,693,752
Net change in unrealized appreciation or depreciation on commodity futures contracts	(1,309,457)	(6,810,965)	5,178,219
Interest income	67,922	64,887	22,049
Total income	8,685,165	136,953	8,894,020

Expenses
Professional fees	805,087	1,718,877	1,882,302
Salaries, wages and benefits	428,666	748,018	429,286
Business permits and licenses	169,949	280,184	276,196
General and administrative	378,198	138,984	162,435
Distribution and marketing	2,541,929	1,220,593	106,877
Custodian's fees and expenses	413,390	389,950	72,916
Interest expense	28,932	6,140	37,443
Brokerage commissions	70,657	74,438	14,763
Unit-based compensation	—	—	86,000
Other expenses	117,327	20,209	31,699
Total expenses	4,954,135	4,597,393	3,099,917

Net income (loss)	3,731,030	(4,460,440)	5,794,103

Net (loss) income attributable to noncontrolling interests	3,899,823	(3,141,898)	8,435,983

Net loss attributable to Teucrium Trading, LLC	$(168,793)	$(1,318,542)	$(2,641,880)

The accompanying notes are an integral part of these financial statements.

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TEUCRIUM TRADING, LLC and Subsidiary

CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS' EQUITY

For the period January 1, 2010 through December 31, 2012

	Class A	Class B-1	Class B-2				Members’
	Equity	Equity	Equity	Subscription		Noncontrolling	Equity
	Total	Total	Total	Receivable	Subtotal	Interests	Equity Total

Balances, January 1, 2010	$618	$739,775	$—	$(50,000)	$690,393	$—	$690,393
Equity Contributed for Member Interest:
Class B-2 units – issued February 11, 2010	—	—	86,000	—	86,000	—	86,000
Purchase of Fund Units by Noncontrolling Interests	—	—	—	—	—	39,891,098	39,891,098
Redemption of Fund Units by Noncontrolling Interests	—	—	—	—	—	(5,363,242)	(5,363,242)
Receipt of Subscription Receivable	—	—	—	50,000	50,000	—	50,000
Net (loss) income – January 1, 2010 through December 31, 2010	(1,271,459)	(1,157,337)	(213,084)	—	(2,641,880)	8,435,983	5,794,103
Balances, December 31, 2010	(1,270,841)	(417,562)	(127,084)	—	(1,815,487)	42,963,839	41,148,352
Equity Contributed for Member Interest February 4, 2011	—	2,070,000	—	—	2,070,000	—	2,070,000
Proceeds from Equity Contributed subject to conversion right	—	(400,000)	—	—	(400,000)	—	(400,000)
Equity Contributed for Member Interest – June 21, 2011	—	1,000,000	—	—	1,000,000	—	1,000,000
Proceeds from Equity Contributed subject to redemption rights	—	(2,600,000)	—	—	(2,600,000)	—	(2,600,000)
Purchase of Fund Units by Noncontrolling Interests	—	—	—	—	—	111,123,103	111,123,103
Redemption of Fund Units by Noncontrolling Interests	—	—	—	—	—	(67,122,176)	(67,122,176)
Net loss - January 1, 2011 through December 31, 2011	—	(1,318,542)	—	—	(1,318,542)	(3,141,898)	(4,460,440)
Balances, December 31, 2011	$(1,270,841)	$(1,666,104)	$(127,084)	$—	$(3,064,029)	$83,822,868	$80,758,839
Purchase of Fund Units by Noncontrolling Interests	—	—	—	—	—	101,912,029	101,912,029
Redemption of Fund Units by Noncontrolling Interests	—	—	—	—	—	(129,431,357)	(129,431,357)
Cost of Shares of the Underlying Funds and Realized loss on the Underlying Funds	—	—	—	—	—	(3,306,367)	(3,306,367)
Net income (loss) - January 1, 2012 through December 31, 2012	—	(168,793)	—	—	(168,793)	3,899,823	3,731,030
Balances, December 31, 2012	$(1,270,841)	$(1,834,897)	$(127,084)	$—	$(3,232,822)	$56,896,996	$53,664,174

The accompanying notes are an integral part of these financial statements.

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Teucrium Trading, LLC and Subsidiary

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2010
Cash flows from operating activities
Net income (loss)	$3,731,030	$(4,460,440)	$5,794,103
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Net change in unrealized appreciation or depreciation on commodity futures contracts	1,309,457	6,810,965	(5,178,219)
Realized loss on shares of the Underlying Funds sold by Teucrium Agricultural Fund	(626,988)	—	—
Unit-based compensation	—	—	86,000
Changes in operating assets and liabilities:
Cost of shares of the Underlying Funds by Teucrium Agricultural Fund	(2,679,379)	—	—
Collateral, due from broker	1,743,076	(8,747,339)	—
Interest receivable	13	2,637	(5,246)
Other assets	166,785	(519,427)	(12,526)
Prepaid expenses	—	—	6,000
Accrued expenses	(360,226)	(118,444)	986,830
Collateral, due to broker	—	(1,496,045)	1,496,045
Interest payable	28,932	—	—
Other liabilities	56,695	(12,217)	12,217

Net cash provided by (used in) operating activities	3,369,395	(8,540,310)	3,185,204

Cash flows from financing activities
Purchase of units by noncontrolling interests	101,912,029	111,123,103	39,891,098
Redemption of units by noncontrolling interests, net of payable for shares redeemed	(133,578,368)	(62,975,165)	(5,363,242)
Proceeds from sale of member equity and option	—	2,156,422	—
Proceeds from short-term debt	—	—	800,000
Proceeds from other liabilities	—	—	70,000
Proceeds from subscription receivable	—	—	50,000
Net cash (used in) provided by financing activities	(31,666,339)	50,304,360	35,447,856

Net change in cash and cash equivalents	(28,296,944)	41,764,050	38,633,060

Cash and cash equivalents, beginning of year	81,244,543	39,480,493	847,433
Cash and cash equivalents, end of year	$52,947,599	$81,244,543	$$39,480,493

Non-cash investing and financing activities
Conversion of members’ equity to short-term debt	$400,000	$-	$-
Conversion of other liability into members’ equity	$-	$70,000	$-
Conversion of interest payable into members’ equity	$-	$43,578	$-
Conversion of debt into members’ equity	$-	$800,000	$-
Reclassification of permanent equity to temporary equity	$-	$3,000,000	$-
Issuance of Class B-2 Units	$-	$-	$86,000

The accompanying notes are an integral part of these financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Organization and Operation

Teucrium Trading, LLC, (the “Company”), a Delaware limited liability company, formed on July 28, 2009 and began operations on September 1, 2009.  The principal office is located at 232 Hidden Lake Road, Brattleboro, Vermont 05301.  The Company is registered as a commodity pool operator (“CPO”) with the Commodity Futures Trading Commission (“CFTC”) and became a member of the National Futures Association (“NFA”) on November 10, 2009.

The Company is solely responsible for the management and conducts or directs the conduct of the business of the Teucrium Commodity Trust (the “Trust”), a Delaware statutory trust, and any other series of the Trust that may from time to time be established and designated by the Company. The Trust issues common units representing fractional undivided beneficial interests in separate series of the Trust, called “Shares.” Each such series (each such series is referred to herein as a “fund” and collectively as the “Funds”) constitutes a separate commodity pool. As of December 31, 2012, the following constitute the series of the Trust: the Teucrium Corn Fund (“CORN”), the Teucrium WTI Crude Oil Fund (“CRUD”), the Teucrium Natural Gas Fund (“NAGS”), the Teucrium Sugar Fund (“CANE”), the Teucrium Soybean Fund (“SOYB”), the Teucrium Wheat Fund (“WEAT”), and the Teucrium Agricultural Fund (“TAGS”).  The Trust and the Funds operate pursuant to the Trust’s Second Amended and Restated Declaration of Trust and Trust Agreement (the “Trust Agreement”).

On June 5, 2010, the Form S-1 for CORN was declared effective by the U.S. Securities and Exchange Commission (“SEC”). On June 8, 2010, Creation Baskets for CORN were issued representing 200,000 shares and $5,000,000. CORN began trading on the New York Stock Exchange (“NYSE”) Arca on June 9, 2010. On October 22, 2010, the Forms S-1 for NAGS and CRUD were declared effective by the SEC. On January 31, 2011, Creation Baskets for NAGS were issued representing 200,000 shares and $5,000,000. NAGS began trading on the NYSE Arca on February 1, 2011. On February 22, 2011, Creation Baskets for CRUD were issued representing 100,000 shares and $5,000,000.  CRUD began trading on the NYSE Arca on February 23, 2011. On June 17, 2011, the Forms S-1 for CANE, SOYB, and WEAT were declared effective by the SEC. On September 16, 2011, Creation Baskets were issued for each Fund, representing 100,000 shares and $2,500,000, for CANE, SOYB, and WEAT.  On September 19, 2011, CANE, SOYB, and WEAT started trading on the NYSE Arca.On February 10, 2012, the Form S-1 for TAGS was declared effective by the SEC. On March 27, 2012, Creation Baskets for TAGS were issued representing 300,000 shares and $15,000,000. TAGS began trading on the NYSE Arca on March 28, 2012.

The Company is required to oversee the purchase and sale of Shares by Authorized Purchasers (one that purchases or redeems Creation Baskets or Redemption Baskets, respectively, from or to the Funds), and to manage the Funds’ investments, including to evaluate the credit risk of futures commission merchants and swap counterparties and to review daily positions and margin/collateral requirements.

The Company has the power to enter into agreements as may be necessary or appropriate for the offer and sale of the Funds’ units and the conduct of the Trust’s activities.

Note 2 — Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification.

For the year ended December 31, 2010, the Company was considered a development stage entity for financial statement reporting purposes. Effective with the year ended December 31, 2011, the Company is no longer considered a development stage entity as planned principal operations related to the Funds have commenced.

Principles of Consolidation

The consolidated financial statements include the Company and the Trust. All material inter-company transactions and balances have been eliminated in the consolidation.  The consolidated financial statements of the Company also include the noncontrolling interests of the unit holders in the Funds.

Noncontrolling Interests

The consolidated financial statements of the Company include the noncontrolling interests of the unit holders in the Funds.  Net income and loss is allocated between the Company and the noncontrolling interests based on their respective relative ownership interest in the Funds.

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Reclassifications

Certain amounts in prior periods have been reclassified to conform to current period presentation.

Revenue Recognition

Commodity futures contracts are recorded on the trade date. All such transactions are recorded on the identified cost basis and marked to market daily. Unrealized appreciation or depreciation on commodity futures contracts are reflected in the statements of operations as the difference between the original contract amount and the fair market value as of the last business day of the year or as of the last date of the financial statements. Changes in the appreciation or depreciation between periods are reflected in the statements of operations. Interest on cash equivalents and deposits with the Futures Commission Merchant are recognized on the accrual basis. The Funds earn interest on its assets denominated in U.S. dollars on deposit with the Futures Commission. In addition, the Funds earn interest on funds held at the custodian at prevailing market rates for such investments.

Brokerage Commissions

Brokerage commissions on all open commodity futures contracts are accrued on a full-turn basis.

Creations and Redemptions

Authorized Purchasers may purchase Creation Baskets from each Fund. The amount of the proceeds required to purchase a Creation Basket will be equal to the NAV of the shares in the Creation Basket determined as of 4:00 p.m. New York time on the day the order to create the basket is properly received.

Authorized Purchasers may redeem shares from each Fund only in blocks of shares called “Redemption Baskets.” The amount of the redemption proceeds for a Redemption Basket will be equal to the NAV of the shares in the Redemption Basket determined as of 4:00 p.m. New York time on the day the order to redeem the basket is properly received.

Each Fund receives or pays the proceeds from shares sold or redeemed within three business days after the trade date of the purchase or redemption. The amounts due from Authorized Purchasers are reflected in the statements of assets and liabilities as receivable for shares sold.  Amounts payable to Authorized Purchasers upon redemption are reflected in the statements of assets and liabilities as payable for shares redeemed.

There are a minimum number of baskets and associated shares specified for each Fund in the respective most recent Form S-1 amendments or supplements. Once the minimum number of baskets is reached, there can be no more redemptions until there has been a creation basket. These minimum levels are as follows:

CORN: 50,000 shares representing 2 baskets

NAGS: 100,000 shares representing 2 baskets

CRUD: 50,000 shares representing 2 baskets (at minimum level as of December 31, 2012)

SOYB: 50,000 shares representing 2 baskets

CANE: 50,000 shares representing 2 baskets

WEAT: 50,000 shares representing 2 baskets

TAGS: 50,000 shares representing 2 baskets (at minimum level as of December 31, 2012).

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740-10, “Accounting for Uncertainty in Income Taxes,” the Company is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  The Company files income tax returns in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states and foreign jurisdictions.  The Company is subject to income tax examinations by major taxing authorities for all tax years since inception. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement.  De-recognition of a tax benefit previously recognized

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results in the Funds recording a tax liability that reduces net assets.   Based on their analysis, the Company has determined that they have not incurred any liability for unrecognized tax benefits as of December 31, 2012 and December 31, 2011.  However, the Company’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analysis of and changes to tax laws, regulations, and interpretations thereof.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties related to unrecognized tax benefits in income tax fees payable, if assessed.  No interest expense or penalties have been recognized as of and for the years ended December 31, 2012 and December 31, 2011.

The Company may be subject to potential examination by U.S. federal, U.S. state, or foreign jurisdictional authorities in the area of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, and compliance with U.S. federal, U.S. state and foreign tax laws.  The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Offering Costs

The Company expenses all initial offering costs associated with the registration of the Funds. Costs include, but are not limited to, legal fees pertaining to the Funds’ units offered for sale, SEC and state registration fees, initial fees paid to be listed on an exchange, underwriting and other similar costs. The initial offering and organization costs incurred to start the Funds will be borne by the Company and not be charged to the Funds.  Approximately $880,000 of accrued legal expenses related to the Funds’ initial offerings costs were included in the accrued expenses on the consolidated statements of financial condition as of December 31, 2011. There were no accrued legal expenses related to the initial offering costs on the consolidated statements of financial condition as of December 31, 2012.

Cash Equivalents

Cash equivalents are highly-liquid investments with original maturity dates of three months or less at inception.  The Company reports its cash equivalents in the statements of assets and liabilities at market value, or at carrying amounts that approximate fair value, because of their highly-liquid nature and short-term maturities. The Company has a substantial portion of its assets on deposit with banks. Assets deposited with the bank may, at times, exceed federally insured limits.  The Company had a balance of $32,947,999 and $61,244,613 in money market funds at December 31, 2012 and December 31, 2011, respectively; these balances are included in cash and cash equivalents on the statements of assets and liabilities.  The Company also had investments in United States Treasury Bills with a maturity of three months or less with a fair value of $19,999,600 and $19,999,830, respectively; on both December 31, 2012 and December 31, 2011.

Collateral, Due from/to Broker

Margin is the minimum amount of funds that must be deposited by a commodity interest trader with the trader’s broker to initiate and maintain an open position in futures contracts. A margin deposit acts to assure the trader’s performance of the futures contracts purchased or sold. Futures contracts are customarily bought and sold on initial margin that represents a very small percentage of the aggregate purchase or sales price of the contract. Because of such low margin requirements, price fluctuations occurring in the futures markets may create profits and losses that, in relation to the amount invested, are greater than are customary in other forms of investment or speculation. As discussed below, adverse price changes in the futures contract may result in margin requirements that greatly exceed the initial margin. In addition, the amount of margin required in connection with a particular futures contract is set from time to time by the exchange on which the contract is traded and may be modified from time to time by the exchange during the term of the contract. Brokerage firms, such as the Funds’ clearing brokers, carrying accounts for traders in commodity interest contracts generally require higher amounts of margin as a matter of policy to further protect themselves. Over-the-counter trading generally involves the extension of credit between counterparties, so the counterparties may agree to require the posting of collateral by one or both parties to address credit exposure.

When a trader purchases an option, there is no margin requirement; however, the option premium must be paid in full. When a trader sells an option, on the other hand, he or she is required to deposit margin in an amount determined by the margin requirements established for the underlying interest and, in addition, an amount substantially equal to the current premium for the option. The margin requirements imposed on the selling of options, although adjusted to reflect the probability that out-of-the-money options will not be exercised, can in fact be higher than those imposed in dealing in the futures markets directly. Complicated margin requirements apply to spreads and conversions, which are complex trading strategies in which a trader acquires a mixture of options positions and positions in the underlying interest.

Ongoing or “maintenance” margin requirements are computed each day by a trader’s clearing broker. When the market value of a particular open futures contract changes to a point where the margin on deposit does not satisfy maintenance margin requirements, a margin call is made by the broker. If the margin call is not met within a reasonable time, the broker may close out the trader’s position. With respect to the Funds’ trading, the Funds (and not its shareholders personally) are subject to margin calls.

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Finally, many major U.S. exchanges have passed certain cross margining arrangements involving procedures pursuant to which the futures and options positions held in an account would, in the case of some accounts, be aggregated, and margin requirements would be assessed on a portfolio basis, measuring the total risk of the combined positions.

Due from/to Broker for Securities Transactions

Due from/to broker for investments in securities are securities transactions pending settlement. The Company, the Trust and TAGS are subject to credit risk to the extent any broker with whom it conducts business is unable to fulfill contractual obligations on its behalf. The management of the Company, the Trust and the Funds monitors the financial condition of such brokers and does not anticipate any losses from these counterparties. Since the inception of TAGS, the principal broker through which the Company, the Trust and TAGS clear securities transactions for TAGS is the Bank of New York Mellon Capital Markets.

Shares of the Underlying Funds Held by the Teucrium Agricultural Fund (TAGS)

The investment objective of TAGS is to have the daily changes in percentage terms of the Net Asset Value (“NAV”) of its common units (“Shares”) reflect the daily changes in percentage terms of a weighted average (the “Underlying Fund Average”) of the NAVs per share of four other commodity pools that are series of the Trust and are sponsored by the Sponsor: the Teucrium Corn Fund, the Teucrium Wheat Fund, the Teucrium Soybean Fund and the Teucrium Sugar Fund (collectively, the “Underlying Funds”). The Underlying Fund Average will have a weighting of 25% to each Underlying Fund, and the Fund’s assets will be rebalanced, generally on a daily basis, to maintain the approximate 25% allocation to each Underlying Fund.

As such, TAGS will buy, sell and hold as part of its normal operations shares of the four Underlying Funds. The Company and the Trust exclude the shares of the other series of the Trust owned by the Teucrium Agricultural Fund from its statements of assets and liabilities. The Company and the Trust exclude the net change in unrealized appreciation or depreciation on securities owned by the Teucrium Agricultural Fund from its statements of operations. Upon the sale of the Underlying Funds by the Teucrium Agricultural Fund, the Company and the Trust include any realized gain or loss in its statements of changes in net assets.

Fair Value - Definition and Hierarchy

In accordance with U.S. GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Company uses various valuation approaches.  In accordance with U.S. GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.  Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company.  Unobservable inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.  Valuation adjustments and block discounts are not applied to Level 1 securities.  Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined.  Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy, within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure.  Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that

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market participants would use in pricing the asset or liability at the measurement date.  The Company uses prices and inputs that are current as of the measurement date, including periods of market dislocation.  In periods of market dislocation, the observability of prices and inputs may be reduced for many securities.  This condition could cause a security to be reclassified to a lower level within the fair value hierarchy. For instance, when Corn Futures Contracts on the Chicago Board of Trade (“CBOT”) are not actively trading due to a “limit-up” or ‘limit-down” condition, meaning that the change in the Corn Futures Contracts has exceeded the limits established, the Company and the Fund will revert to alternative verifiable sources of valuation of its assets.  When such a situation exists on a quarter close, the Sponsor will calculate the NAV on a particular day using the Level 1 valuation, but will later recalculate the NAV for the impacted Fund based upon the valuation inputs from these alternative verifiable sources (Level 2 or Level 3) and will report such NAV in its applicable financial statements and reports.

On December 31, 2012 and December 31, 2011, in the opinion of the Company, the reported value at the close of the market for each commodity contract fairly reflected the value of the futures and no alternative valuations were required.

The Funds, the Trust and the Company record their derivative activities at fair value. Gains and losses from derivative contracts are included in the statements of operations.  Derivative contracts include futures contracts related to commodity prices. Futures, which are listed on a national securities exchange, such as the CBOT or the New York Mercantile Exchange (“NYMEX”), or reported on another national market, are generally categorized in Level 1 of the fair value hierarchy.  OTC derivatives contracts (such as forward and swap contracts), which may be valued using models, depending on whether significant inputs are observable or unobservable, are categorized in Levels 2 or 3 of the fair value hierarchy.

Investments in the securities of the Underlying Funds are freely tradable and listed on the NYSE Arca. These investments are valued at the NAV of the Underlying Fund as of the valuation date as calculated by the administrator based on the exchange-quoted prices of the commodity futures contracts held by the Underlying Fund.

New Accounting Pronouncements

In December 2011, the FASB issued ASU No. 2011-11, “Balance Sheet (Topic 210): Amendments of the FASB Accounting Standards Codification and Disclosures about Offsetting Assets and Liabilities in U.S. GAAP and IFRS.” ASU No. 2011-11 clarifies existing requirements for balance sheet offsetting and for disclosures about the offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position in converged guidance of the FASB and the International Accounting Standards Board. The amendments are to be applied retrospectively for all comparative periods presented. For public entities, the amendments are effective for annual reporting periods beginning on or after January 1, 2013. We anticipate that the adoption will not have a significant impact on the financial statement disclosures for the Company, the Trust or the Funds.

Liquidity

At December 31, 2012, the Company has cash and cash equivalents of $372,308, exclusive of those of the Trust, and a receivable for the December 2012 management fee from the Trust which was received in January 2013. The Company also has $400,000 of short term debt which matures on August 14, 2013. Management of the Company believes that its cash resources at December 31, 2012, in addition to the anticipated cash to be provided by the current operations and management of the Trust, will be sufficient to meet its current obligations and fund its operations to at least January 1, 2014. The Company is in full compliance with the terms of its short term debt agreement up to and including the year ended December 31, 2012 (see Note 5).

Note 3 – Fair Value Measurements

The Company’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Company’s significant accounting policies in Note 2. The following table presents information about the Company’s assets and liabilities measured at fair value as of December 31, 2012 and  December 31, 2011:

December 31, 2012

				Balance as of
Assets:	Level 1	Level 2	Level 3	December 31, 2012
Cash equivalents	$52,947,599	$-	$-	$52,947,599
Commodity futures contracts
Natural gas futures contracts	9,550	-	-	9,550
WTI crude oil futures contracts	44,872	-	-	44,872
Soybean futures contracts	63,200	-	-	63,200
Wheat futures contracts	15,762	-	-	15,762
Total	$53,080,983	$-	$-	$53,080,983

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				Balance as of
Liabilities:	Level 1	Level 2	Level 3	December 31, 2012
Commodity futures contracts
Corn futures contracts	$2,213,775	$-	$-	$2,213,775
Natural gas futures contracts	233,919	-	-	233,919
WTI crude oil futures contracts	58,090	-	-	58,090
Soybean futures contracts	284,575	-	-	284,575
Sugar futures contracts	78,378	-	-	78,378
Wheat futures contracts	206,850	-	-	206,850
Total	$3,075,587	$-	$-	$3,075,587

December 31, 2011

				Balance as of
Assets:	Level 1	Level 2	Level 3	December 31, 2011
Cash equivalents	$81,244,443	-	-	$81,244,443
Commodity futures contracts
Corn futures contracts	1,928,408	-	-	1,928,408
WTI crude oil futures contracts	116,142	-	-	116,142
Soybean futures contracts	9,994	-	-	9,994
Wheat futures contracts	71,170	-	-	71,170
Total	$83,370,157	$-	$-	$83,370,157

				Balance as of
Liabilities:	Level 1	Level 2	Level 3	December 31, 2011
Commodity futures contracts
Corn futures contracts	$2,711,523	$-	$-	$2,711,523
Natural gas futures contracts	602,440	-	-	602,440
WTI crude oil futures contracts	168	-	-	168
Soybean futures contracts	164,663	-	-	164,663
Sugar futures contracts	138,198	-	-	138,198
Wheat futures contracts	141,468	-	-	141,468
Total	$3,758,460	$-	$-	$3,758,460

There were no transfers into and out of each level of the fair value hierarchy for the commodity futures contracts valued using alternative verifiable sources due to a "limit-down" or “limit-up” conditions for the period January 1, 2012 through December 31, 2012.

Transfers into and out of each level of the fair value hierarchy for the corn futures contracts valued using alternative verifiable sources due to a "limit-down" condition for the period January 1, 2011 through December 31, 2011 were as follows:

	Transfers	Transfers	Transfers	Transfers	Transfers	Transfers
	into	out of	into	out of	into	out of
	Level 1	Level 1	Level 2	Level 2	Level 3	Level 3
Assets (at fair value)
Derivative contracts
Corn future contracts	$9,140,288	$9,140,288	$9,140,288	$9,140,288	$-	$-

	Transfers	Transfers	Transfers	Transfers	Transfers	Transfers
	into	out of	into	out of	into	out of
	Level 1	Level 1	Level 2	Level 2	Level 3	Level 3
Liabilities (at fair value)
Derivative contracts
Corn future contracts	$5,938,713	$5,938,713	$5,938,713	$5,938,713	$-	$-

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Note 4 -Derivative Instruments and Hedging Activities

In the normal course of business, the Funds utilize derivative contracts in connection with its proprietary trading activities.  Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment.  The Funds’ derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: interest rate, credit, commodity price, and equity price risks.  In addition to its primary underlying risks, the Funds are also subject to additional counterparty risk due to inability of  its counterparties to meet the terms of their contracts.  For the years ended December 31, 2012 and 2011, and from the commencement of operations (June 6, 2010) through December 31, 2010, the Funds invested in commodity futures contracts and Cleared Swaps. Cleared Swaps have standardized terms similar to, and are priced by reference to, a corresponding Benchmark Component Futures Contract.  Additionally, Other Commodity Interests that do not have standardized terms and are not exchange-traded, referred to as “over-the-counter” Interests, can generally be structured as the parties to the Commodity Interest contract desire.  Therefore, each Fund might enter into multiple Cleared Swaps and/or over-the-counter Interests intended to exactly replicate the performance of each of the Benchmark Component Futures Contracts for the Fund, or a single over-the-counter Interest designed to replicate the performance of the Benchmark as a whole. Assuming that there is no default by a counterparty to an over-the-counter Interest, the performance of the Interest will necessarily correlate exactly with the performance of the Benchmark or the applicable Benchmark Component Futures Contract.

Futures Contracts

The Funds are subject to commodity price risk in the normal course of pursuing their investment objectives. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

The purchase and sale of futures contracts requires margin deposits with a Futures Commission Merchant (“FCM”).  Subsequent payments (variation margin) are made or received by each Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded as unrealized gains or losses by each Fund.  Futures contracts may reduce the Funds’ exposure to counterparty risk since futures contracts are exchange-traded; and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures against default.

The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM’s proprietary activities.  A customer’s cash and other equity deposited with an FCM are considered commingled with all other customer funds subject to the FCM’s segregation requirements.  In the event of an FCM’s insolvency, recovery may be limited to each Fund’s pro rata share of segregated customer funds available.  It is possible that the recovery amount could be less than the total of cash and other equity deposited.

The following tables identify the fair value amounts of derivative instruments included in the statements of assets and liabilities as derivative contracts, categorized by primary underlying risk, at December 31, 2012 and December 31, 2011.  Balances are presented on a gross basis, prior to the application of the impact of counterparty and collateral netting.  Total derivative assets and liabilities are adjusted on an aggregate basis to take into consideration the effects of master netting arrangements and have been reduced by the application of cash collateral receivables and payables with its counterparties. The following tables also identify the net gain and loss amounts included in the statements of operations as realized and unrealized gains and losses on trading of commodity futures contracts, categorized by primary underlying risk, for the years ended December 31, 2012 and 2011, and from the commencement of operations (June 9, 2010) through December 31, 2010.

At December 31, 2012, the fair value of derivative instruments was as follows:

Primary Underlying Risk	Asset Derivatives	Liability Derivatives	Net Derivatives
Commodity price
Corn futures contracts	$-	$(2,213,775)	$(2,213,775)
Natural gas futures contracts	9,550	(233,919)	(224,369)
WTI crude oil futures contracts	44,872	(58,090)	(13,218)
Soybean futures contracts	63,200	(284,575)	(221,375)
Sugar futures contracts	-	(78,378)	(78,378)
Wheat futures contracts	15,762	(206,850)	(191,088)
Total commodity futures contracts	$133,384	$(3,075,587)	$(2,942,203)

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At December 31, 2011, the fair value of derivative instruments was as follows:

Primary Underlying Risk	Asset Derivatives	Liability Derivatives	Net Derivatives
Commodity price
Corn futures contracts	$1,928,408	$(2,711,523)	$(783,115)
Natural gas futures contracts	-	(602,440)	(602,440)
WTI crude oil futures contracts	116,142	(168)	115,974
Soybean futures contracts	9,994	(164,663)	(154,669)
Sugar futures contracts	-	(138,198)	(138,198)
Wheat futures contracts	71,170	(141,468)	(70,298)
Total commodity futures contracts	$2,125,714	$(3,758,460)	$(1,632,746)

The following is a summary of realized and unrealized gains (losses) of the derivative instruments utilized by the Trust:

For the year ended December 31, 2012

	Realized Gain (loss) on	Net Change in Unrealized (loss)
Primary Underlying Risk	Derivative Instruments	Gain on Derivative Instruments
Commodity price
Corn futures contracts	$11,440,433	$(1,430,660)
Natural gas futures contracts	(828,012)	378,071
WTI crude oil futures contracts	(8,348)	(129,192)
Soybean futures contracts	26,281	(66,706)
Sugar futures contracts	(727,394)	59,820
Wheat futures contracts	23,740	(120,790)
Total commodity futures contracts	$9,926,700	$(1,309,457)

For the year ended December 31, 2011

	Realized Gain (loss) on	Net Change in Unrealized (loss)
Primary Underlying Risk	Derivative Instruments	Gain on Derivative Instruments
Commodity price
Corn futures contracts	$7,937,425	$(5,961,334)
Natural gas futures contracts	(541,020)	(602,440)
WTI crude oil futures contracts	(162,359)	115,974
Soybean futures contracts	(140,281)	(154,669)
Sugar futures contracts	(35,874)	(138,198)
Wheat futures contracts	(174,860)	(70,298)
Total commodity futures contracts	$6,883,031	$(6,810,965)

For the period from the commencement of operations (June 9, 2010) to December 31, 2010

	Realized Gain on	Net Change in Unrealized Gain
Primary Underlying Risk	Derivative Instruments	on Derivative Instruments
Commodity price
Corn futures contracts	$3,693,752	$5,178,219

Volume of Derivative Activities

At December 31, 2012, the notional amounts and number of contracts, categorized by primary underlying risk, were as follows:

	Long Exposure
	Notional	Number
Primary Underlying Risk	Amounts	of contracts
Commodity price
Corn futures contracts	$37,724,525	1,142
Natural gas futures contracts	4,623,670	131
WTI crude oil futures contracts	2,041,180	22
Soybean futures contracts	6,629,575	97
Sugar futures contracts	2,215,270	99
Wheat futures contracts	3,724,237	93
Total commodity futures contracts	$56,958,457	1,584

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At December 31, 2011, the notional amounts and number of contracts, categorized by primary underlying risk, are as follows:

	Long Exposure
	Notional	Number
Primary Underlying Risk	Amounts	of Contracts
Commodity price
Corn futures contracts	$71,289,525	2,260
Natural gas futures contracts	1,383,770	43
WTI crude oil futures contracts	4,481,380	46
Soybean futures contracts	2,177,038	36
Sugar futures contracts	2,315,802	90
Wheat futures contracts	2,250,188	65
Total commodity futures contracts	$83,897,703	2,540

Note 5 – Capitalization (including debt)

The Company is authorized to issue equity interests in the Company designated as "membership units" which shall constitute "membership interests" and shall initially include Class A units, Class B-1 units and Class B-2 units. Class A Units are granted the right to vote on all matters regarding management and members. The voting rights granted to Class B units are limited to matters requiring a majority vote of Class A units, including but not limited to, dissolution.

Ownership or “membership” interests in the Company are owned by persons referred to as “members.”  The Company currently has three voting or “Class A” members – Mr. Sal Gilbertie, Mr. Dale Riker and Mr. Carl N. Miller III – and a small number of non-voting or “Class B” members who have provided working capital to the Company.  Messrs. Gilbertie and Riker each currently own 45% of the Company’s Class A membership interests.

The members (acting by a majority vote of the Class A members) are authorized, by resolution or resolutions, to create and to issue, on behalf of the Company, different classes, groups or series of membership units and to fix for each such class, group or series such voting powers (full or limited or no voting powers), and such distinctive designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions as determined by the members (acting by a majority vote of the Class A members) in exchange for contributions of cash or property, the provision of services or such other consideration, as may be determined by the members (acting by a majority vote of the Class A members). Each membership unit of a class of membership units shall be identical in all respects to each other membership unit of such class. All membership units may be issued as fractional units.

The Company entered into convertible notes on September 28, 2009 for $225,000, and the note holders had rights to convert for 3% interest in the Company. On October 28, 2009, the note holders converted $225,000, including $50,000 which had not been received by the Company. Due primarily to the short-term nature of the convertible notes, the Company has determined that the bifurcation of the convertible debt would not have had a material impact on the consolidated financial statements.  In August 2010, the Company received the $50,000 that was previously included in subscription receivable.

During the period from inception (September 1, 2009) through December 31, 2009, GFI Group LLC (“GFI”) contributed $1,500,000 in cash in connection with its interest in the Company through Class B-1 units and an option agreement. The Company granted GFI the right and option to purchase that number of Class B-1 units of the Company representing the Percentage Interest in the Company at the exercise price shown below (the “Option”):

-Percentage Interest subject to Option: Up to 5%.

-Exercise Price: $2,500,000 per each two and one-half percent (2.5%) (the “Incremental Exercise Percentage”)  Percentage Interest, for an aggregate exercise price of $5,000,000.

-The Option shall become vested and exercisable in full as of the date of grant.

-The Option shall expire and cease to be exercisable upon the five-year anniversary of the date the option was granted, October 28, 2009.

On June 7, 2010, the Company entered into a debt agreement (the “Loan Agreement”) with GFI. Under the terms of the Loan Agreement, the Company borrowed $800,000 for a one-year term at an annual interest rate of 8.25%. The payment of principal and interest was due at maturity and was subject to optional prepayment by the Company at any time without premium or penalty.  The Loan Agreement was collateralized by substantially all of the current and future assets of the Company.

In connection with the execution of the Loan Agreement, the terms of the Option Agreement were modified to allow GFI to purchase that number of Class B-1 units of the Company representing the Percentage Interest in the Company at the exercise price shown below (the “Modified Option”):

-Percentage Interest subject to the Modified Option:  Up to 5%.

-Exercise Price:  $2,100,000 per each two and one-half percent (2.5%) Incremental Exercise Percentage Interest for an aggregate exercise price of $4,200,000.

The Company determined that modification of the Option Agreement did not change the de minimis value of the Option.

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On February 4, 2011, the Company entered into a subsequent agreement with GFI, in which GFI purchased an additional interest in the Company through Class B-1 units. GFI provided cash of $1,156,422 and converted the principal balance of the Company’s $800,000 borrowing and accrued interest through the date of signing of $43,578 as payment for 217.220 Class B-1 units.  GFI received the right to convert $400,000 of their additional investment into a loan, should specific agreement objectives not be achieved by February 4, 2012.  The issuance of the $400,000 loan upon conversion would not result in a decrease in GFI’s ownership interest and would mature eight months following the election to exercise this right. As a result of this conversion right, the Company has classified $400,000 of this equity contribution outside permanent members’ equity on the December 31, 2011 consolidated statement of financial condition. The Company also received an additional equity contribution of $70,000 in exchange for 5.860 Class B-1 units on the same date as the GFI agreement.

On June 21, 2011, the Company entered into an agreement with NMSIC Classic, LLC (“NMSIC”), a Delaware limited liability company, in which NMSIC contributed $1,000,000 in cash in exchange for 91.491 units of Class B-1 shares.

In connection with the contribution by NMSIC, the Company entered into side-letter agreements with both GFI and NMSIC.  Under the terms of the side-letter agreements, the Company granted both GFI and NMSIC the right for the next ten calendar years to redeem their Class B-1 units at a pre-determined value which is based on the assets under management of the Trust.  The redemption amount shall be paid in cash and cash equivalents to the extent is the Company has Excess Cash, as defined.  In addition, the Company has a call option to acquire the Class B-1 units of GFI and NMSIC based on a pre-determined calculation for the next ten calendar years.  As a result of the redemption rights granted, the Company has classified the interests of GFI and NMSIC totaling $3,000,000, including GFI’s right to convert $400,000 of their additional investment into a loan, outside of permanent members’ equity on the December 31, 2011 consolidated statement of financial condition.

On February 15, 2012, GFI elected to convert to a loan payable the $400,000 portion of its equity contributed on February 4, 2011 that was subject to the conversion right. This short term debt matures on August 14, 2013 and carries an interest rate of 8.25% per annum. The remaining interest of GFI and NMSIC totaling $2,600,000 remains classified outside of permanent members’ equity on the December 31, 2012 consolidated statements of financial condition.

Note 6 — Unit-Based Compensation

In February 2010, the Company issued 100 units of Class B-2 shares to a small number of non-employee individuals representing 7% of the total collective Company membership interests.  The Class B-2 shares were awarded based on services. The Class B-2 shares generally have the same rights as Class B-1 shares; however, in the event of termination, the Class B-2 shares are subordinate to Class B-1 shares regarding any distributions. The Class B-2 shares are redeemable at the sole option of the Company at a predetermined price of $1,000,000 per 1% of collective membership interests represented by the Class B-2 shares.

For the year ended December 31, 2010, $86,000 of unit-based compensation expense representing the estimated fair value of the Class B-2 shares issued is included on the statement of operations. In accordance with FASB ASC Topic 505, “Equity,” the Company determined the fair value of the Class B-2 shares issued based on recent similar transactions, the financial condition and book value of the Company at the time of issuance, and the respective rights of the Class B-2 shares versus the other classes of membership interests.

Note 7 — Related Party Transactions

The Riker Group has invoiced the Company for professional services rendered by Dale Riker $30,000 for the year ended December 31, 2011 and $240,000 for the year ended December 31, 2010. There were no amounts which were payable and included in the accrued expenses balance on the accompanying consolidated statements of financial condition at December 31, 2011 or December 31, 2012.

The Gilbertie Herb Farm was paid by the Company for rent in the amount of $6,000 each for the years ended December 31, 2010, 2011 and 2012. No amounts were payable as of December 31, 2011 or December 31, 2012.

Our Hidden Lake, LLC has invoiced the Company for office rent, employee accommodations and document storage in the amount of $35,000 for the year ended December 31, 2012. There were no amounts which were payable and included in the accrued expenses balance on the accompanying consolidated statements of financial condition at December 31, 2012.

Note 8 - Subsequent Events

The Company evaluates subsequent events through the date when financial statements are filed with the SEC.

For the period January 1, 2013 through April 2, 2013, there was nothing to report.

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